EXHIBIT 10.31

Lease of Business Premises

      This Lease, dated the 1st day of November, 2005

Between           WALTER ZIMMERER & SON (732) 842-9595
                  P.O. Box O
                  157 Broad Street, Suite #203
                  Red Bank, NJ 07701

Parties           herein referred to as the Landlord, and

                  BigString Corporation
                  2150 Highway 35 Suite 250
                  Sea Girt, NJ 08750

                  hereinafter referred to as Tenant,

                  WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Boro of Red Bank, County of Monmouth and State of New Jersey.

Premises Being known as Suite F, 1200 square feet of office space on the first floor of the southeast side, together with the use in common with other tenants of lavatories, corridors and elevators, in the building known as 3 Harding Road, Red Bank, New Jersey.

Term The term of this demise shall be for Eighteen Months and 15 days beginning November 15, 2005 and ending May 31, 2007.

                  The rent for the demised term shall be Thirty-three Thousand Three Hundred and 00/100. The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments as follows:

Payment of        11/15/05 -- 11/30/05        $900.00
Rent              12/01/05 -- 5/31/07         $1,800.00 per month

                  at the office of Walter Zimmerer & Son, P.O. Box O, Red Bank, NJ 07701 or as may be otherwise directed by Landlord in writing.

                  THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

Peaceful          First. - The Landlord covenants that the Tenant on paying the
Possession        said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Purpose Second. - The Tenant covenants and agrees to use the demised premises as a

                                 General Office

                  And agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the landlord endorsed hereon.

Default in Pay-   Third. - The Tenant shall, without any previous demand
ment of Rent      therefore, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at
Abandonment Of    the times and in the manner above provided, and if the same
Premises          shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the
Re-entry and      Landlord or its agents shall have the right to and may enter
Reletting by      the said premises as the agent of the Tenant, either by force
Landlord          or otherwise, without being liable for any prosecution or
                  damages therefore, and may relet the premises as the agent of the Tenant, and receive the rent therefore, upon such terms as
Tenant Liable     shall be satisfactory to the Landlord, and all rights of the
for Deficiency    Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be
Lien of           performed hereunder during the full term of this lease. For
Landlord to       the purpose of reletting, the Landlord shall be authorized to
Secure            make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and
                  condition. The Tenant shall be liable to the Landlord for the
Performance       cost of such repairs or alterations, and all expenses of such
Attorney's        reletting. If the sum realized or to be realized from the
Fees              reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and   Fourth. - The Tenant shall not sub-let the demised premises
Assignment        nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon. If tenant needs to sublet, landlord must first be consulted and any sub-let will be considered only at current market rates. Administrative costs and brokerage commission will be charged for re-letting by Landlord.

Condition of      Fifth. - The Tenant has examined the demised premises, and
Premises,         accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agent as to the present or
Alterations       future condition of the said premises. The Tenant shall keep
And               the demised premises in good condition, and shall redecorate,
Improvements      paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in
Termination       as good condition as the reasonable use thereof will permit.
Inflammable       The Tenant shall not make any alterations, additions, or
Materials         improvements to said premises without the prior written
                  consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees


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                  to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter.

Mechanics'        Sixth. - In the event that any mechanics' lien is filed
Liens             against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days notice to Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Insurance         Seventh. - Tenant shall obtain, pay for, and keep in effect, for the benefit of the Landlord and the Tenant, Public
                  Liability Insurance on the Rental space. The insurance company must be acceptable to the Landlord, provided Landlord shall act reasonable in judging such company's acceptability. The coverage must be at least the minimum amount of $1,000,000.00 under this Lease. Landlord shall be named as an additional insured on such policy. All such policies shall state that the insurance company cannot cancel or refuse to renew without at least ten (10) days written notice to the Landlord. Tenant shall deliver a certificate of insurance to the Landlord, with proof of full payment of the first year's premium prior to Landlord granting access to the premises to the Tenant. Tenant shall deliver a renewal certificate of insurance to Landlord not less than 15 days before the expiration date of each policy. Landlord and Tenant shall each obtain their own insurance for fire and other casualty as to that property in which that party has an insurable interest.

Glass The Tenant agrees to replace at the Tenant's expense any and all glass that may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord.

Liability of      Eighth. - The Landlord shall not be responsible for the loss
Landlord          of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of an existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises. The tenant at his own expense shall supply a business liability insurance certificate stating landlord as an additional insured to the landlord, with minimum liability coverage in the amount of $500,000.00. All policies shall state that the insurance company cannot cancel or refuse to renew without at least 10 days written notice to the Landlord.

Services and      Ninth. - Utilities and services furnished to the demised
Utilities         premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Landlord; electricity by the Tenant; heat by the Tenant; air conditioning by the Tenant;
                  hot water by the Landlord;

                  Tenants are responsible for turning the electric meter #G28038879 on into their names prior to occupancy.

                  The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

                  It is understood that the trash is picked up each evening from a container provided by Landlord in designated area of parking lot. Tenant shall deposit their office trash in said container.


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

                  *See paragraph #29.

Right to          Tenth. - The Landlord, or its agents, shall have the right to
Inspect and       enter the demised premises at reasonable hours in the day or
Exhibit           night, to examine the same, or to run telephone or other
                  wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by         Eleventh. - In the event of the destruction of the demised
Fire,             premises or the building containing the said premises by fire,
Explosion, the    explosion, the elements or otherwise during the term hereby
Elements or       created, or previous thereto, or such partial destruction
Otherwise         thereof as to render the premises wholly untenantable or unfit for occupancy, or shall the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damaged or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may reenter and re-possess the premises thus discharge from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine.
                  The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

Observation       Twelfth. - The Tenant agrees to observe and comply with all
Of Laws,          laws, ordinances, rules and regulations of the Federal, State,
Ordinances,       County and Municipal authorities applicable to the business to
Rules and         be conducted by the Tenant in the demised premises. The Tenant
Regulations       agrees not to do or permit anything to be done in said
                  premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Signs Thirteenth. - No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

Subordination     Fourteenth. - This lease is subject and is hereby subordinated
of Mortgages      to all present and future mortgages, deeds of trust and other
and Deeds         encumbrances affecting the demised premises or the property of
of Trust          which the premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the


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

                  Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

Sale of           Fifteenth. - In event of the sale by the Landlord of the
Premises          demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

Rules and         Sixteenth. - The rules and regulations regarding the demised
Regulations       premises, affixed to this lease, if any, as well as any other
of Landlord       and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of      Seventeenth. - In case of violation by the Tenant of any of
Covenants,        the covenants, agreements and conditions of this lease, or of
Forfeiture        the rules and regulations now or hereafter to be reasonably
of Lease, Re-     established by the Landlord, and upon failure to discontinue
entry of          such violation within ten days after notice thereof given to
Landlord          the Tenant, this lease shall thenceforth, at the option of the
                  Landlord, become null and void, and the Landlord may re-enter without further notice of demand. The rent in such case shall
Non-waiver        become due, be apportioned and paid on and up to the day of
or Breach         such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to reenter upon the demised premises after the said breach or violation.

Notices Eighteenth. - All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to lease a copy thereof with a person of suitable age found on the premises, or to pose a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

Bankruptcy,       Nineteenth. - It is further agreed that if at any time during
Insolvency,       the term of this lease the Tenant shall make any assignment
Assignment for    for the benefit of creditors, or be decreed insolvent or
Benefit of        bankrupt according to law, or if a receiver shall be appointed
Creditors         for the Tenant, then the Landlord may, at its option,
                  terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.


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Holding over      Twentieth. - In the event that the Tenant shall remain in the
by Tenant         demised premises after the expiration of the term of this
                  lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate of 3,600.00 per month.

Eminent           Twenty-first. - If the property or any part thereof wherein
Domain,           the demised premises are located shall be taken by public or
Condemnation      quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security Twenty-second. - The Tenant has this day deposited with the Landlord the sum of as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all the said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendor for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security, and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord. No portion of the security deposit, deposited here under may be applied by tenant against any rental obligation due here under.

Arbitration       Twenty-Third. - Any dispute arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Delivery of       Twenty-fourth. - No rights are to be conferred upon the Tenant
Lease             until this lease has been signed by the Landlord, and an
                  executed copy of the lease has been delivered to the Tenant.

Lease             Twenty-fifth. - The foregoing rights and remedies are not
Provisions        intended to be exclusive but additional to all rights, and
Not Exclusive     remedies the Landlord would otherwise have by law.

Leasing Binding   Twenty-sixth. - All of the terms, covenants and conditions of
On Heirs,         this lease shall inure to the benefit of and be binding upon
Successors, Etc.  the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

Tenant            Twenty-seventh. - This lease and the obligation of Tenant to
Obligation        pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to


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

                  supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

No Oral           Twenty-eighth. - This instrument may not be changed orally.
Changes

Trash &           Twenty-ninth. - It is understood that Tenant shall comply with
Recycle           the trash & recycling program as outlined and enforced by the
                  Boro of Red Bank and by the Landlord. It is understood that trash is picked up each evening by Boro of Red Bank from a deposit container provided by Landlord in designated area of parking lot. Tenant shall deposit his office trash in said container.

Late Payment      Thirtieth. - In every case in which Tenant is required by the terms of this lease to pay Landlord a sum of money and payment is not made within ten (10) days after the same becomes due, a penalty of 5% shall be paid as additional rent along with the sum of money owed. Interest on Late Payment - If any sum of money is not paid within 30 days, interest shall also be payable from the first due date at the rate of (18%) per annum calculated on a per diem basis until paid. However, if the amount of interest payable to the forgoing exceeds the maximum rate allowed by law, then interest on said unpaid sums shall accrue at the maximum rate allowed by law. Landlord may at its option, cause such late charge to be added to and become a part of the next succeeding monthly installments of fixed rent to be made pursuant here to. Any payment made shall 1st be applied to late fees, interest and other charges then to current rents.

Chair Pads        Thirty-first. - Chair desk pads must be used on the carpet under all rolling type chairs to preserve carpets.

Bulb              Thirty-second. - Tenant shall be responsible for the cost of
Replacement       replacement of all standard lamps and bulbs and all ballast used by tenant in the Demised Premises. The building management does provide such service and tenant will be billed appropriately when service is used.

Smoke-Free        Thirty-third. - This building is a SMOKE FREE building. All
Building          Tenants are required to comply.

Parking Thirty-fourth. - It is understood that 2 parking spaces shall be made available for Tenant in the 3 Harding Rd./Hudson St. parking lot and her employees on an "as available" basis in the lot known as 195 Broad Street, Red Bank, only.

Lock Changes      Thirty-fifth. - Landlord shall have a key for access to the entire subject premises at all times. Landlord may enter the premises at all times. If Tenant changes locks the new keys must be keyed to the Landlord's master key.

Notification At   Thirty-sixth. - Tenant shall notify Landlord 3 months (3/l/07)
End Of Lease      prior to expiration of this Lease if he intends to vacate
Term              premises at the expiration of this Lease.


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

Signatures        The landlord and the tenant agree to the terms of this Lease by signing below. If a party is a corporation, this Lease is signed by its proper corporate officers and its corporate seal is affixed.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year aforesaid.

                                           Walter Zimmerer & Son
                                           Landlord

Witness:


/s/ Debra Elmore-Harrell                   /s/ Diana K. Welch
-----------------------------              -------------------------------------
As to Landlord                             Diana K. Welch
                                           Managing General Partner

                                           Tenant


                                           /s/ Darin Myman
-----------------------------              -------------------------------------
As to Tenant                               Darin Myman
                                           Chief Executive Officer
                                           BigString.com


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

                                    GUARANTY

In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.


Witness:                                                                  (SEAL)
        -------------------------------          -------------------------

                                                                          (SEAL)
        -------------------------------          -------------------------

Date:
        -------------------------------

                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after
unto            Heirs, successors, and assigns, the demised premises to be used
and occupied for          and for no other purpose, it being expressly agreed
that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.

Witness:                                                                  (SEAL)
        -------------------------------          -------------------------

                                                                          (SEAL)
        -------------------------------          -------------------------

Date:
        -------------------------------

In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee, hereby assumes and agrees from and after to make all payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.


Witness:                                                                  (SEAL)
        -------------------------------          -------------------------

                                                                          (SEAL)
        -------------------------------          -------------------------

Date:
        -------------------------------


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

                              CONSENT TO ASSIGNMENT

The undersigned Landlord hereby consents to the assignment of the within lease to

On the express conditions that the original Tenant

                        , the assignor, herein, shall remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.


                                                --------------------------------
                                                Landlord


Date:                                        By:
     --------------------------------           -------------------------------


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